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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 28, 2003
                                                --------------------------------

                            Kimco Realty Corporation
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             (Exact name of registrant as specified in its chapter)

         Maryland                        1-10899                13-2744380
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


     3333 New Hyde Park Road
     New Hyde Park, New York                             11042-0020
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code        (516) 869-9000
                                                  ------------------------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

The items listed below are filed as exhibits and are incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-106083).

Exhibits

    1(c) First Amendment to the Distribution Agreement, dated July 28,
2003, by and among Kimco Realty Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kimco Realty Corporation
                                              ----------------------------------
                                                        (Registrant)

Date         July 30, 2003                    By:  /s/ Michael V. Pappagallo
     -----------------------------                ------------------------------
                                              Name:  Michael V. Pappagallo
                                              Its:   Vice President - Treasurer